UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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(Amendment No.             )

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ON Semiconductor Corporation

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2019. ON SEMICONDUCTOR CORPORATION ON SEMICONDUCTOR CORPORATION 5005 EAST MCDOWELL ROAD PHOENIX, AZ 85008 ATTN: LAW DEPARTMENT M/D A700 Meeting Information Meeting Type: 2019 Annual Meeting of Stockholders For holders as of: March 19, 2019 Date: May 8, 2019 Time: 8:00 AM local time Location: ON Semiconductor Corporation Principal Office 5005 East McDowell Road Phoenix, Arizona 85008 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E65853-P16807

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT 3. FORM OF PROXY How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Your request may also apply to receiving a paper or e-mail copy of proxy materials for future security holder meetings. Please choose one of the following methods to make your request: 1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*: www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: You may obtain directions to be able to attend the annual meeting and vote in person by visiting ON Semiconductor’s website at www.onsemi.com. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR each of the listed director nominees: 1. To elect ten directors, each for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2020 or until his or her successor has been duly elected and qualified, or until the earlier time of his or her death, resignation, or removal. Nominees: 1a. Atsushi Abe 1b. Alan Campbell 1c. Curtis J. Crawford, Ph.D. 1d. Gilles Delfassy 1e. Emmanuel T. Hernandez 1f. Keith D. Jackson 1g. Paul A. Mascarenas 1h. Daryl A. Ostrander, Ph.D. 1i. Teresa M. Ressel 1j. Christine Y. Yan The Board of Directors recommends a vote FOR Proposals 2 and 3. 2. Advisory (non-binding) resolution to approve executive compensation. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current year. NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting. E65855-P16807

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